UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2017

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
(Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On June 14, 2017, Titan International, Inc. (Titan or the Company) held its Annual Meeting of Stockholders (Annual Meeting) for the purposes of:

•
Electing Richard M. Cashin Jr., Gary L. Cowger, Albert J. Febbo, Peter B. McNitt, Mark H. Rachesky, MD, and Maurice M. Taylor, Jr. as directors to serve one year terms and until their successors are elected and qualified.

•
Ratifying the selection of Grant Thornton LLP by the Board of Directors as the independent registered public accounting firm to audit the Company's financial statements for the year ended December 31, 2017.

•	Approving, in a non-binding advisory vote, the compensation paid to the Company's named executive officers.

•	Approving, in a non-binding advisory vote, the frequency of future advisory votes on compensation paid to the Company's named executive officers.

Of the 59,657,340 shares of Titan common stock outstanding on the record date, there were a total of 55,953,783 shares of Titan common stock (or 93.79% of total shares outstanding) represented at the Annual Meeting.

Richard M. Cashin Jr., Gary L. Cowger, Albert J. Febbo, Peter B. McNitt, Mark H. Rachesky, MD, and Maurice M. Taylor, Jr. were elected as directors with the following vote:

	Shares	Shares	Broker
	Voted For	Withheld	Non-Votes
Richard M. Cashin Jr.	42,089,185	5,542,208	8,322,390
Gary L. Cowger	44,034,279	3,597,114	8,322,390
Albert J. Febbo	42,082,097	5,549,296	8,322,390
Peter B. McNitt	42,388,006	5,243,387	8,322,390
Mark H. Rachesky, MD	42,594,435	5,036,958	8,322,390
Maurice M. Taylor, Jr.	43,293,711	4,337,682	8,322,390

Anthony L. Soave was a Titan director at the time of the annual meeting and will continue serving his term as a Titan director.

The selection of Grant Thornton LLP as the independent registered public accounting firm was ratified by the following vote:

Shares	Shares	Shares	Broker
Voted For	Against	Abstaining	Non-Votes
55,833,181	81,814	38,788	—

The non-binding advisory resolution on executive compensation was approved by the following vote:

Shares	Shares	Shares	Broker
Voted For	Against	Abstaining	Non-Votes
46,309,470	1,279,333	42,590	8,322,390

A one year recommendation was made regarding the non-binding advisory vote on the frequency of holding an advisory vote on executive compensation. The results of the vote were as follows:

			Shares	Broker
1 Year	2 Year	3 Year	Abstaining	Non-Votes
38,441,864	41,189	9,125,637	22,703	—
Based on these results, and consistent with the Company’s recommendation, the Board has determined that Titan will hold an advisory vote on executive compensation annually.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	June 15, 2017	By:	JAMES M. FROISLAND
James M. Froisland
Chief Financial Officer
(Principal Financial Officer)